Date: September 6, 2016 Media Contact: Contacts: Michael Kinney 732-938-1031 mkinney@njresources.com Investor Contacts: Joanne Fairechio 732-378-4967 jfairechio@njresources.com Dennis Puma 732-938-1229 dpuma@njresources.com NEW JERSEY NATURAL GAS ANNOUNCES SATISFACTORY AGREEMENT ON BASE RATE WALL, N.J. – New Jersey Natural Gas (NJNG) announced a satisfactory agreement has been reached on its base rate case that was originally filed in November 2015. The administrative law judge’s initial decision to accept the agreement is pending before the commissioners of the New Jersey Board of Public Utilities (BPU) for their final decision. Under the agreement, NJNG would increase its total annual revenue by $45 million, effective on or around October 1, 2016, and would include a return on equity of 9.75 percent with a 52.5 percent common equity ratio. It reflects a rate base of $1.37 billion and an overall rate of return of 6.9 percent. Additionally, the utility’s overall depreciation rate will increase from the previously approved 2.34 percent to 2.4 percent. “We believe a fair agreement has been reached and look forward to the final resolution of this base rate case,” said Laurence M. Downes, chairman and CEO of New Jersey Natural Gas. “We are confident the ultimate outcome will serve the best interests of our customers and company.” This is the first base rate case filed by NJNG since 2007. From 2008 through 2015, the company invested more than $806 million in its natural gas transmission and distribution system, including expenditures for customer growth, as well as system improvements, reinforcements, replacements and retirements. In its original November 2015 filing, NJNG was seeking an increase of $148 million in its base rates. With adjustments for the Southern Reliability Link (SRL), bonus depreciation and other variables, the supported increase was revised to $113 million in July. Due to the thorough and extensive regulatory review and permitting process, construction on the SRL has not yet begun. As a result, rate treatment for the project is not included in this settlement, but is expected to be requested in a future rate proceeding. The SRL was approved by the BPU in Board Orders issued in January and March 2016, and is currently going through the permitting process. The agreement also includes a five-year extension of NJNG’s Safety and Facilities Enhancement (SAFE) program. The $157.5 million program will replace the remaining approximately 276 miles of unprotected steel main and associated services in the company’s distribution system. NJNG has been

NEW JERSEY NATURAL GAS ANNOUNCES SATISFACTORY AGREEMENT ON BASE RATE Page 2 of 4 routinely addressing the replacement of these facilities, and in 2015, became the first natural gas utility in New Jersey to eliminate all cast iron from its system. As a part of this program, NJNG will earn an Allowance for Funds Used During Construction (AFUDC) rate on its invested capital during construction, and request rate increases for SAFE spending in annual filings. Similar regulatory accounting and rate treatment applies to the remaining expenditures associated with NJNG’s New Jersey Reinvestment in System Enhancements program, a $102.5 million investment in six capital projects designed to enhance the reliability of its natural gas distribution and transmission systems in storm prone areas. With the approval of SAFE, NJNG will be required to file a base rate case no later than November 2019. Base rates are the portion of the customers’ bill designed to recover NJNG’s delivery costs, including operating and maintenance expenses, and provide the opportunity to earn a profit. Typically, natural gas bills consist of two main parts: the delivery charge, which is the cost of delivering the natural gas and maintaining the distribution system, and the Basic Gas Supply Service (BGSS), which goes toward purchasing the commodity and moving it through the interstate pipeline system. Utilities do not make a profit on the sale of natural gas and the cost is a straight pass through to customers. If the agreement is adopted by the BPU, the typical residential customer using 100 therms monthly could see an increase of $7.11, or 7.4 percent, on their monthly bill from $95.44 to $102.55. In June 2016, NJNG announced a net decrease related to the BGSS rate, including bill credits and other rate components that, if implemented on or around October 2016, will offset the rate case increase for residential customers next year. The full amount of the bill credit will be determined in the fall of 2016. “Meeting our customers’ expectations for safety, reliability and value is the most important thing we do,” said Downes. “If approved by the Board of Public Utilities, this rate adjustment will enable us to continue to adequately invest in our system, operate our business and provide our customers with the service they expect and deserve.” FORWARD LOOKING STATEMENTS Certain statements contained in this news release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. New Jersey Resources (NJR or the Company) cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this new release include, but are not limited to, certain statements regarding NJR’s base rate case, investment programs and infrastructure projects. The factors that could cause actual results to differ materially from NJR’s expectations include, but are not limited to, weather and economic conditions; changes in the rate of NJNG’s customer growth; volatility of natural gas and other commodity prices; changes in rating agency requirements and/or credit ratings; the impact of volatility in the credit markets; the ability to comply with debt covenants;

NEW JERSEY NATURAL GAS ANNOUNCES SATISFACTORY AGREEMENT ON BASE RATE Page 3 of 4 the impact to the asset values and resulting higher costs and funding obligations of NJR’s pension and post-employment benefit plans as a result of downturns in the financial markets, lower discount rates, revised actuarial assumptions or impacts associated with the Patient Protection and Affordable Care Act; accounting effects and other risks associated with hedging activities and use of derivatives contracts; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties and liquidity in the wholesale energy trading market; the ability to obtain governmental and regulatory approvals, land-use rights, electrical grid connection and/or financing for the construction, development and operation of NJR’s non-regulated energy investments and NJNG’s planned infrastructure projects in a timely manner; risks associated with the management of the company’s joint ventures, partnerships and investment in a master limited partnership; risks associated with our investments in renewable energy projects, including the availability of regulatory and tax incentives, the availability of viable projects and NJR’s eligibility for ITCs and PTCs, the future market for SRECs and operational risks related to projects in service; timing of qualifying for ITCs and PTCs due to delays or failures to complete planned solar and wind energy projects; the level and rate at which NJNG’s costs and expenses are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process, including through the base rate case filing; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; operating risks incidental to handling, storing, transporting and providing customers with natural gas; risks related to our employee workforce; the regulatory and pricing policies of federal and state regulatory agencies; the costs of compliance with present and future environmental laws, including potential climate change-related legislation; risks related to changes in accounting standards; the disallowance of recovery of environmental-related expenditures and other regulatory changes; environmental-related and other litigation and other uncertainties; risks related to cyber-attack or failure of information technology systems; and the impact of natural disasters, terrorist activities, and other extreme events on our operations and customers. The aforementioned factors are detailed in the “Risk Factors” sections of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on November 24, 2015, which is available on the SEC’s website at sec.gov. Information included in this news release is representative as of today only, and while NJR periodically reassesses material trends and uncertainties affecting NJR’s results of operations and financial condition in connection with its preparation of management’s discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC. NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.  About New Jersey Resources New Jersey Resources (NYSE: NJR) is a Fortune 1000 company that, through its subsidiaries, provides safe and reliable natural gas and clean energy services, including transportation, distribution, asset management and home services. With annual revenues in excess of $2.7 billion, NJR is comprised of five primary businesses:  New Jersey Natural Gas, NJR’s principal subsidiary, operates and maintains over 7,300 miles of natural gas transportation and distribution infrastructure to serve over half a million customers in New Jersey’s Monmouth, Ocean and parts of Morris, Middlesex, Sussex and Burlington counties.  NJR Energy Services manages a diversified portfolio of natural gas transportation and storage assets and provides physical natural gas services to its customers across North America.

NEW JERSEY NATURAL GAS ANNOUNCES SATISFACTORY AGREEMENT ON BASE RATE Page 4 of 4  NJR Clean Energy Ventures invests in, owns and operates solar and onshore wind projects with a total capacity of more than 200 megawatts, providing residential, commercial and wholesale customers with low-carbon solutions.  NJR Midstream serves customers from local distributors and producers to electric generators and wholesale marketers through its 50 percent equity ownership in the Steckman Ridge natural gas storage facility and its stake in Dominion Midstream Partners, L.P., as well as its 20 percent equity interest in the PennEast Pipeline Project.  NJR Home Services provides service contracts as well as heating, central air conditioning, water heaters, standby generators, solar and other indoor and outdoor comfort products to residential homes throughout New Jersey. NJR and its more than 1,000 employees are committed to helping customers save energy and money by promoting conservation and encouraging efficiency through Conserve to Preserve® and initiatives such as The SAVEGREEN Project® and The Sunlight Advantage®. For more information about NJR: Visit www.njresources.com. Follow us on Twitter @NJNaturalGas. “Like” us on facebook.com/NewJerseyNaturalGas. Download our free NJR investor relations app for iPad, iPhone and Android. ###